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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 1997


                       Graham-Field Health Products, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                    0-10881NY                 11-2578230
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(State or Other Juris-       (Commission File             (IRS Employer
diction of Incorporation)         Number)               Identification No.)


  400 Rabro Drive East, Hauppauge, NY                                  11788
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (516) 582-5900

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On July 17, 1997, Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), announced that it proposes to issue Senior Subordinated Notes in the aggregate principal amount of $100 million in a private offering. The Company also announced that it has amended its Revolving Credit and Security Agreement with the lenders named therein, including IBJ Schroder Bank & Trust Company, as agent, to, among other things, increase the amount available for borrowings thereunder to $75 million.

         Additional information with respect to the transactions described herein is included in the press release issued by the Company on July 17, 1997 attached hereto as Exhibit 99(a).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(a)                                 Not Applicable.

(b)                                 Not Applicable.

(c)  Exhibit No.                    Description
     ----------                     -----------
         10(a)                      Amendment No. 1, dated as of June 25, 1997,
                                    to the Revolving Credit and Security
                                    Agreement dated as of December 10, 1996, by
                                    and among IBJ Schroder Bank & Trust Company
                                    (as lender and as agent), the Company,
                                    Graham-Field, Inc., Graham-Field Express,
                                    Inc., Graham-Field Temco, Inc., Graham-Field
                                    Distribution, Inc., Graham-Field Bandage,
                                    Inc., Graham-Field Express (Puerto Rico),
                                    Inc., and Everest & Jennings, Inc.

         10(b) Amendment No. 2, dated as of July 9, 1997, to the Revolving Credit and Security
                                    Agreement dated as of December 10, 1996, by and among IBJ Schroder Bank & Trust Company
                                    (as lender and as agent), the Company,
                                    Graham-Field, Inc., Graham-Field Express,
                                    Inc., Graham-Field Temco, Inc., Graham-Field
                                    Distribution, Inc., Graham-Field Bandage,
                                    Inc., Graham-Field Express (Puerto Rico),
                                    Inc., and Everest & Jennings, Inc.

         10(c) Amendment No. 3, dated as of July 9, 1997, to the Revolving Credit and Security
                                    Agreement dated as of December 10, 1996, by and among IBJ Schroder Bank & Trust Company
                                    (as lender and as agent), the Company,
                                    Graham-Field, Inc., Graham-Field Express,
                                    Inc., Graham-Field Temco, Inc., Graham-Field
                                    Distribution, Inc., Graham-Field Bandage,
                                    Inc., Graham-Field Express (Puerto Rico),
                                    Inc., and Everest & Jennings, Inc.


         99(a)                      Press Release, dated July 17, 1997
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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  July 17, 1997                        By: /s/ Richard S. Kolodny
                                               --------------------------------
                                            Name:  Richard S. Kolodny
                                            Title: Vice President, General
                                                   Counsel and Secretary



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                                  EXHIBIT INDEX

                                                                        Page No.
                                                                        --------
         10(a)    Amendment No. 1, dated as of June 25,
                  1997, to the Revolving Credit and
                  Security Agreement dated as of
                  December 10, 1996, by and among IBJ
                  Schroder Bank & Trust Company (as lender
                  and as agent), the Company, Graham-
                  Field, Inc., Graham-Field Express, Inc.,
                  Graham-Field Temco, Inc., Graham-Field
                  Distribution, Inc., Graham-Field
                  Bandage, Inc., Graham-Field Express
                  (Puerto Rico), Inc., and Everest &
                  Jennings, Inc.

         10(b)    Amendment No. 2, dated as of July 9,
                  1997, to the Revolving Credit and
                  Security Agreement dated as of
                  December 10, 1996, by and among IBJ
                  Schroder Bank & Trust Company (as lender and as agent), the Company, Graham-
                  Field, Inc., Graham-Field Express, Inc.,
                  Graham-Field Temco, Inc., Graham-Field
                  Distribution, Inc., Graham-Field
                  Bandage, Inc., Graham-Field Express
                  (Puerto Rico), Inc., and Everest &
                  Jennings, Inc.

         10(c) Amendment No. 3, dated as of July 9, 1997, to the Revolving Credit and Security
                  Agreement dated as of December 10, 1996, by and among IBJ Schroder Bank & Trust
                  Company (as lender and as agent), the Company, Graham-Field, Inc., Graham-Field Express,
                  Inc., Graham-Field Temco, Inc., Graham-Field
                  Distribution, Inc., Graham-Field Bandage,
                  Inc., Graham-Field Express (Puerto Rico),
                  Inc., and Everest & Jennings, Inc.

         99(a)           Press Release, dated July 17, 1997
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